UNITED STATES OF AMERICA
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2015

BARON ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-146627	26-0582528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 S.C.M. Allen Parkway Suite 400 San Marcos, Texas	78666
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (512) 392-5775

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 502.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 5, 2015, Jay D. Squiers resigned as a Director of our Company.  Mr. Squiers had no disagreements with us regarding the operations, policies or practices of our Company.  The vacancy in the Board of Directors created by Mr. Squiers' resignation will remain vacant until such time as the Company identifies a suitable candidate to fill the position.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARON ENERGY, INC.

Dated: June 9, 2015	By:	/s/Ronnie L. Steinocher
Ronnie L. Steinocher
President and Chief Executive Officer